UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                                September 5, 2001
                Date of Report (Date of earliest event reported)



                         CHOICE ONE COMMUNICATIONS INC.


             (Exact name of registrant as specified in its charter)


                Delaware                 0-29279             16-1550742
                --------                 -------             ----------
    (State of other jurisdiction of    (Commission         (IRS Employer
     incorporation or organization)     File No.)       Identification No.)

            100 Chestnut Street, Suite 700, Rochester, New York 14604

              (Address of principal executive offices and zip code)

                                 (716) 246-4231

              (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS

         Choice One Communications Inc. (the "Company") amended its $350 million senior credit facility. The amendment revises certain financial covenants, reducing the covenants for revenue, EBITDA and capital expenditures for fourth quarter 2001 through fourth quarter 2002. Covenants for the period 2003 through 2009 were also revised and include the introduction of additional metrics as the Company achieves certain profitability levels. Refer to Exhibit 10.1 included herein for the amendment to the senior credit facility.

         Attached as Exhibit 99.1 is a press release issued by the Company dated September 5, 2001, which is incorporated by reference herein.

         Certain statements contained in this Current Report on Form 8-K are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, and the Company intends that such forward-looking statements be subject to the safe harbors created thereby. The words "believes", "expects", "estimates", "anticipates", "will be" and "plans" and similar words or expressions identify forward-looking statements made by or on behalf of the Company. These forward-looking statements are subject to many uncertainties and factors that may cause the actual results of the Company to be materially different from any future results expressed or implied by such forward-looking statements. Examples of such uncertainties and factors include, but are not limited to, availability of financing and regulatory approvals, the number of potential customers in a target market, the existence of strategic alliances or relationships, technological, regulatory or other developments in the Company's business, changes in the competitive climate in which the Company operates and the emergence of future opportunities, all of which could cause actual results and experiences of the Company to differ materially from anticipated results and expectations expressed in the forward-looking statements contained herein. These and other applicable risks are summarized under the caption "Risk Factors" and elsewhere in the Company's Registration Statement on Form S-3, Registration No. 333-60350, filed with the Securities and Exchange Commission and declared effective on June 1, 2001.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

 (c )    Exhibits.

     10.1 Amendment to the Second Amended and Restated Credit Agreement dated as of Augut 24, 2001 among the Registrant as Guarantor, subsidiaries of the Registrant, as Borrowers, First Union Investors, Inc., as Administrative Agent, General Electric Capital Corporation, as Syndication Agent, Morgan Stanley Senior Funding, Inc., as Documentation Agent and the Lenders thereto.

     99.1 Press Release, dated September 5, 2001, announcing the Company's execution of an amendment to its Senior Credit Facility.

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CHOICE ONE COMMUNICATIONS INC.

Dated: September 5, 2001          By:____/s/ Ajay Sabherwal_____________
                                    -----------------------
                                  Name:    Ajay Sabherwal
                                  Title:   Executive Vice President - Finance
                                           Chief Financial Officer


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